                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                SAGEBRUSH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [logo]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sagebrush, Inc., a North Carolina corporation (the "Company"), will be held at J&W Cafeteria, 800 Highway 70 S.W., Hickory, North Carolina, on Thursday, May 8, 1997, at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

         1.       Election of five Directors.

         2. Ratification of the selection of Deloitte & Touche, LLP as independent public accountants for the fiscal year ending January 2, 1998.

         3. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Monday, March 31, 1997 as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record on such date will be entitled to notice of or to vote at the meeting.

         THE BOARD OF DIRECTORS WILL APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.


                                        By Order of the Board of Directors



                                        L. Dent Miller
                                        President, Chief Executive Officer
                                          and Secretary

Claremont, North Carolina
April 8, 1997

                                 SAGEBRUSH, INC.
                              3238 WEST MAIN STREET
                         CLAREMONT, NORTH CAROLINA 28610


                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of Sagebrush, Inc., a North Carolina corporation (the "Company"), to be held at J&W Cafeteria, 800 Highway 70 S.W., Hickory, North Carolina, on Thursday, May 8, 1997, at 10:00 a.m., local time, and at any adjournment thereof. This Proxy Statement and accompanying proxy are first being sent to the shareholders of the Company on or about April 8, 1997.

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to Secretary, Sagebrush, Inc., 3238 West Main Street, Claremont, North Carolina 28610 or by attending the meeting and voting in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

         The only matters to be considered at the meeting, so far as known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Shareholders, and routine matters incidental to the conduct of the meeting. However, if any other matters should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote the proxy in accordance with their judgment on such matters.

         Shareholders present or represented and entitled to vote on a matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them of record at the close of business on March 31, 1997, the record date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Voting on all matters, including the election of Directors, will be by voice vote or by show of hands, unless the holders of at least 25% of the shares represented at the meeting and entitled to vote on such matter demand a vote by ballot prior to the vote. The number of shares of Common Stock of the Company outstanding on March 31, 1997 was 6,300,000.

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         At March 1, 1997, the only persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company were as follows:

                                         NUMBER OF SHARES AND
    NAME AND ADDRESS OF                  NATURE OF BENEFICIAL      PERCENTAGE OF COMMON
     BENEFICIAL OWNER                         OWNERSHIP(1)           STOCK OUTSTANDING
     ----------------                         ------------           -----------------

Charles F. Connor, Jr.                       1,517,241(2)                 24.1%
3238 West Main Street
Claremont, NC  28610

L. Dent Miller                               1,360,140                    21.6%
3238 West Main Street
Claremont, NC  28610

Michael A. Shubert                             350,295(3)                  5.6%
3238 West Main Street
Claremont, NC  28610

--------------------

(1) Unless otherwise indicated, each shareholder has sole voting and sole investment power with respect to all shares beneficially owned.

(2) Includes 50,000 shares held by County-Wide Insurance Agency, Inc., a corporation of which Mr. Connor is the majority shareholder. Also includes 57,218 shares held by Mr. Connor's wife, as to which shares Mr. Connor disclaims beneficial ownership.

(3) Includes 10,000 shares held by Mr. Shubert's wife, as to which shares Mr. Shubert disclaims beneficial ownership.

         The Company has been verbally advised that the Lutheran Brotherhood, 625 Fourth Avenue, Minneapolis, Minnesota 55415 owns approximately 502,000 shares of Common Stock, or approximately 8.0% of the total outstanding shares of Common Stock. As of April 4, 1997, the Company did not believe that the Lutheran Brotherhood had filed any reports pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 relating to the ownership of these shares. As a result, the information contained herein is based solely on such verbal advice.

         The following table sets forth, as of March 1, 1997, information as to the beneficial ownership of the Common Stock by all Directors and executive officers of the Company as a group. Information with respect to the beneficial ownership of the Common Stock by each of the executive officers of the Company named in the Summary Compensation Table (Messrs. Connor, Miller and Shubert) and each of the Directors is contained in the table under "Election of Directors."

                                   NUMBER OF SHARES AND
          BENEFICIAL               NATURE OF BENEFICIAL      PERCENTAGE OF COMMON
            OWNERS                      OWNERSHIP             STOCK OUTSTANDING
            ------                      ---------             -----------------
Directors and executive                 3,434,182                  54.5%
officers as a group
(7 persons)

ELECTION OF DIRECTORS

         The Bylaws of the Company provide for not less than three nor more than nine Directors, as determined from time to time by resolution of the shareholders or the Board of Directors. The Board of Directors has fixed the number of Directors of the Company at five.

         At the meeting, five Directors will be elected to serve, subject to the provisions of the Bylaws, until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in the election of Directors at a meeting at which a quorum is present. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. A quorum consists of a majority of votes entitled to be cast. It is the intention of the persons named in the accompanying proxy to vote all proxies solicited by the Board of Directors FOR the five nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a shareholder in such shareholder's proxy. If for any reason any nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for five nominees including such substitutes as shall be designated by the Board of Directors.

         The five nominees for election as Director, all of whom are currently members of the Board of Directors, are listed below. Messrs. Connor and Miller were first elected as Directors of the Company in 1992 in connection with its incorporation. Mr. Shubert was elected Director in November 1995. Messrs. Whisnant and Wilcox were elected as Directors following the completion of the Company's initial public offering in January 1996.

                                                                        NUMBER OF
                                                                        SHARES AND         PERCENTAGE OF
                                                                        NATURE OF             COMMON
      NAME AND ADDRESS                      PRINCIPAL                   BENEFICIAL             STOCK
       OF DIRECTOR(1)        AGE            OCCUPATION                 OWNERSHIP(2)         OUTSTANDING
       --------------        ---            ----------                 ------------         -----------

Charles F. Connor, Jr.       57     Chairman of the Board of           1,517,241(3)           24.1%
3238 West Main Street               the Company since 1995;
Claremont, NC  28610                President of Connor Man-
                                    agement, Inc., a restaurant
                                    management company
                                    which was a predecessor
                                    to the Company ("Connor
                                    Management"), from 1988
                                    through 1995

L. Dent Miller               63     President, Chief Executive         1,360,140              21.6%
3238 West Main Street               Officer and Secretary of
Claremont, NC  28610                the Company since 1995;
                                    Executive Vice President of
                                    Connor Management from
                                    1988 through 1995

Michael A. Shubert           40     Executive Vice President             350,295(4)            5.6%
3238 West Main Street               and Chief Operating Officer
Claremont, NC  28610                of the Company since
                                    1995; Vice President of
                                    Operations of Connor Man-
                                    agement from 1988
                                    through 1995

                                                                        NUMBER OF
                                                                        SHARES AND         PERCENTAGE OF
                                                                        NATURE OF             COMMON
      NAME AND ADDRESS                      PRINCIPAL                   BENEFICIAL             STOCK
       OF DIRECTOR(1)        AGE            OCCUPATION                 OWNERSHIP(2)         OUTSTANDING
       --------------        ---            ----------                 ------------         -----------

Barry W. Whisnant            53     Managing Partner of                    7,000               (5)
P.O. Box 1473                       Whisnant & Company, an
Hickory, NC 28603                   accounting firm, since
                                    1974

C. Kenneth Wilcox            60     Private Investor since May           113,400              1.8%
P.O. Box 1758                       1994; President of Wilcox
Boone, NC 28607                     Drug Co., Inc., a supplier
                                    of botanical and other
                                    natural products, from
                                    1959 until May 1994

--------------

(1) The information about the Directors was furnished by them to the Company.

(2) Unless otherwise indicated, each shareholder has sole voting and sole investment power with respect to all shares beneficially owned. Common Stock ownership information is as of March 1, 1997.

(3) Includes 50,000 shares held by County-Wide Insurance Agency, Inc., a corporation of which Mr. Connor is the majority shareholder. Also includes 57,218 shares held by Mr. Connor's wife, as to which shares Mr. Connor disclaims beneficial ownership.

(4) Includes 10,000 shares held by Mr. Shubert's wife, as to which shares Mr. Shubert disclaims beneficial ownership.

(5)      Less than 1%.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors met four times during the fiscal year ended January 3, 1997. Each director attended all of the meetings of the Board of Directors and any Committees on which such director served during the last fiscal year. The Board of Directors has established Executive, Audit and Compensation Committees. The Board of Directors has not established a Nominating Committee.

         The Executive Committee is composed of Messrs. Miller and Connor and is authorized to exercise all authority of the Board of Directors that can be delegated to a committee under the North Carolina Business Corporation Act. The Executive Committee did not meet during the past fiscal year, although from time to time it meets informally and acts by unanimous written consent.

         The Audit Committee is composed of Messrs. Whisnant and Wilcox and is responsible for reviewing the Company's financial statements, audit reports, internal financial controls, internal audit procedures, and the services performed by the Company's independent auditors, and for making recommendations with respect to those matters to the Board of Directors. The Audit Committee did not meet during the past fiscal year.

         The Compensation Committee is composed of Messrs. Whisnant and Wilcox and is responsible for making recommendations with respect to compensation of executive officers and other compensation matters and for administering the Company's 1995 Stock Option Plan. The Compensation Committee met twice during the past fiscal year.

EXECUTIVE OFFICERS

         Mr. Connor, Chairman of the Board, Mr. Miller, President, Chief Executive Officer and Secretary, and Mr. Shubert, Executive Vice President and Chief Operating Officer of the Company, are all nominees for election as Directors. Information about the Company's executive officers who are not also nominees for election as Directors follows:

         Noland M. Mewborn, age 37, has been Vice President, Chief Financial Officer and Treasurer of the Company since November 1995. Mr. Mewborn was employed by Lowe's Companies, Inc., a building supply retailer, from 1981 until November 1995, serving as Senior Manager - Financial Reporting from 1990 until November 1995 and as Manager - Corporate Accounting from 1986 to 1990.

         Gary E. Abernethy, age 50, has been Controller of the Company since November 1995. Mr. Abernethy, who has 27 years of management and accounting experience, served as Controller of Connor Management from 1988 through 1995.

EXECUTIVE COMPENSATION

         The table below shows the compensation paid or accrued by the Company for the two fiscal years ended January 3, 1997 to or for the account of the Company's Chief Executive Officer and its only other executive officers whose total salary and bonus exceeded $100,000 during the last fiscal year (together, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                        ANNUAL COMPENSATION               COMPENSATION
                                                ------------------------------------         AWARDS
                                                                        OTHER ANNUAL      ------------
NAME AND PRINCIPAL                 FISCAL       SALARY       BONUS      COMPENSATION        OPTIONS
     POSITION                       YEAR         ($)          ($)           ($)               (#)
-------------------                ------        ----        -----         -----             ----
Charles F. Connor, Jr.              1996        169,515        --            (1)                --
 Chairman of the Board              1995           --  (2)     --            (1)                --

L. Dent Miller                      1996        200,000        --            (1)                --
 President and Chief                1995(3)      44,720        --            (1)                --
 Executive Officer

Michael A. Shubert                  1996        125,000        --            (1)              33,900
 Executive Vice President           1995(3)      52,000      60,000          (1)                --
 and Chief Operating Officer

--------------------

(1) The Named Executive Officers did not receive personal benefits during such year (valued at the incremental cost to the Company) in excess of 10% of their respective annual salaries and bonuses.

(2) Mr. Connor did not receive a salary prior to the Company's initial public offering in January 1996.

(3) Such amounts were paid to such individuals in their capacities as officers of Connor Management during such year.

       The table below sets forth information relating to option grants during the fiscal year ended January 3, 1997 to each Named Executive Officer and the potential realizable value of each grant of options assuming annualized appreciation in the Company's Common Stock at the rate of 5% and 10% over the term of the option.


                          OPTION GRANTS IN FISCAL 1996


                                                                                                       POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                                 VALUE AT ASSUMED
                                   ----------------------------------------------------------------            ANNUAL
                                    NUMBER OF          % OF TOTAL                                       RATES OF STOCK PRICE
                                     SHARES             OPTIONS          EXERCISE                         APPRECIATION FOR
                                    UNDERLYING         GRANTED TO         OR BASE                          OPTION TERM($)
                                     OPTIONS          EMPLOYEES IN         PRICE       EXPIRATION       --------------------
NAME                                 GRANTED          FISCAL YEAR         $/SHARE         DATE              5%      10%
----                                ---------        -------------        -------         ----            -----   ------
Charles F. Connor, Jr.                 --                  --               --             --               --      --
L. Dent Miller                         --                  --               --             --               --      --
Michael A. Shubert                  33,900(1)             8.7              8.875         7/3/06           189,211 479,497

------------------

(1) Such options become exercisable, subject to continuing employment, with respect to 10,170 shares on July 3, 1998, with respect to 10,170 shares on July 3, 1999, with respect to 6,780 shares on July 3, 2000, and with respect to the remaining 6,780 shares on July 3, 2001.

       No stock options were exercised by any Named Executive Officer during the fiscal year ended January 3, 1997. The table below sets forth information relating to the fiscal year-end value of unexercised stock options.


                         AGGREGATED OPTION EXERCISES IN
                      FISCAL 1996 AND FY-END OPTION VALUES

                                                                                                          VALUE OF
                                                                                 NUMBER OF               UNEXERCISED
                                                                                UNEXERCISED             IN-THE-MONEY
                                                                                  OPTIONS                  OPTIONS
                                                                               AT FY-END(#)             AT FY-END($)
                                      SHARES                                   -------------            -------------
                                   ACQUIRED ON            VALUE                EXERCISABLE/             EXERCISABLE/
        NAME                       EXERCISE(#)         REALIZED($)             UNEXERCISABLE            UNEXERCISABLE
        ----                       -----------         -----------             -------------            -------------

Charles F. Connor, Jr.                  --                  --                      0/0                      0/0
L. Dent Miller                          --                  --                      0/0                      0/0
Michael A. Shubert                      --                  --                   0/33,900                    0/0


       No tables showing awards under long-term incentive plans are presented because no Named Executive Officer received any such compensation during the listed years.

DIRECTOR COMPENSATION

         Directors who are officers or employees of the Company receive no additional compensation for serving as Directors. Directors who are not compensated as officers or employees of the Company receive an annual retainer of $1,000 and a fee of $250 for each meeting of the Board of Directors or any committee thereof attended (other than any such committee meeting held in conjunction with a full meeting of the Board). All Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its Committees.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         In connection with the Company's initial public offering in January 1996 and the reorganization of the group of related corporations that had previously conducted the Company's business, the Company agreed with Messrs. Connor, Miller and Shubert, respectively, that Mr. Connor's direct compensation as Chairman of the Board would be a salary at the rate of $175,000 per year, Mr. Miller's direct compensation as President and Chief Executive Officer would be a salary at the rate of $200,000 per year, and Mr. Shubert's direct compensation as Executive Vice President and Chief Operating Officer would be a salary at the rate of $125,000 per year. The Board of Directors established these base salaries for Messrs. Connor, Miller and Shubert after consultation with the managing underwriter for the initial public offering and a review of the compensation of executive officers at other companies similar to the Company. Messrs. Mewborn and Abernethy are paid base salaries in such amounts as have been set by the Board of Directors. No particular factors relating to the performance of the Company were used in establishing any of these base salaries. These salary arrangements are not set forth in any employment contracts and do not preclude Mr. Miller or any of the Company's other executive officers from participating in any other compensation or benefit plans or arrangements that may be established by the Company or that are made available to its officers or employees generally, including any incentive bonus awards that may be recommended by the Compensation Committee and approved by the Board of Directors, nor do they establish any employment terms for Mr. Miller or any of the Company's other executive officers. During 1997, the Compensation Committee intends to review these salaries and to develop policies and procedures for determining the compensation of executive officers.

         The foregoing report is presented by the Board of Directors of the
Company: Charles F. Connor, Jr., L. Dent Miller, Michael A. Shubert, Barry W. Whisnant and C. Kenneth Wilcox.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         Presented below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the Standard & Poor's Restaurant Index (the "S&P Restaurant Index") and the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index") for the period commencing January 11, 1996 (the date the Company's Common Stock began trading on the Nasdaq National Market) and ending January 3, 1997.


                                  [graph here]



                                     January 11, 1996            January 3, 1997
                                     ----------------            ---------------
Sagebrush, Inc.                            100                        107.14
S & P Restaurant Index                     100                        101.26
NASDAQ Composite Index                     100                        123.01



         The graph assumes that $100 was invested in the Company's Common Stock, on the S&P Restaurant Index and on the Nasdaq Composite Index on January 11, 1996, and that dividends were reinvested.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended January 3, 1997, the following Directors served on the Compensation Committee: Barry W. Whisnant and C. Kenneth Wilcox. Neither Mr. Whisnant nor Mr. Wilcox is an officer or employee of the Company. During such fiscal year, no executive officer of the Company served as a director or member of the compensation committee (or committee performing similar functions) of any other entity of which an executive officer served on the Board of Directors or Compensation Committee of the Company.

         The following sets forth certain information regarding transactions between the Company and its Directors and executive officers.

         Reorganization; Accounting Fees

         Prior to the Company's initial public offering on January 17, 1996, the Company's business was conducted by a group of other corporations (the "Related Corporations") affiliated by substantially common management and control. One of such Related Corporations, Connor Management, owned the SAGEBRUSH STEAKHOUSE & SALOON(R) service mark, the Sagebrush concept and certain related rights, and provided development, management and administrative services to the other Related

Corporations in exchange for management fees charged to each of them. Each of the other Related Corporations (the "Restaurant Corporations") operated a particular Sagebrush restaurant. The operations of the Related Corporations were integrated through the management and administrative services provided by Connor Management.

         Pursuant to a Share Exchange Agreement dated as of November 1, 1995 (the "Share Exchange Agreement") by and among the Company and the shareholders of the Related Corporations, immediately prior to completion of the Company's initial public offering, the shareholders of all of the Related Corporations, other than those formed to operate the Company's Gatlinburg, Kernersville and Gaffney restaurants, transferred all of the capital stock of such Related Corporations to the Company in exchange for an aggregate of (i) 4,500,000 shares of Common Stock and (ii) $3,500,000 in cash (such exchange together with the other transactions consummated contemporaneously therewith are referred to as the "Reorganization"). On January 17, 1996, the Company also acquired the assets, and assumed the liabilities, of the Related Corporations that operated the Company's Gatlinburg, Kernersville and Gaffney restaurants, all of which commenced operations during 1995, for a total cash consideration of approximately $1.7 million, representing approximately the amount invested in those restaurants by their shareholders. As a result of the Reorganization, shareholders of the Related Corporations became the shareholders of the Company, owning all of the 4,500,000 shares of Common Stock outstanding immediately prior to completion of the Company's initial public offering. In connection with the Reorganization, these shareholders were granted certain demand registration rights covering all of the 4,500,000 shares of Common Stock issued in the Reorganization.

         In connection with the Reorganization, the Company also agreed to indemnify the shareholders of the Related Corporations who had previously guaranteed obligations of such Related Corporations from and against any and all losses or damages any of them may sustain as a result of such guarantees. These guaranteed obligations included approximately $1.3 million of indebtedness (which was repaid with proceeds of the Company's initial public offering) and amounts owed under three real property leases (which guaranteed amounts covered minimum rental payments aggregating approximately $1.3 million over the remainder of the original terms of the leases).

         Connor Management historically provided certain management and administrative services to certain other restaurant corporations owned or controlled by Messrs. Connor and Miller which operate non-Sagebrush restaurant concepts in consideration for fees calculated as a percentage of each such restaurant corporation's revenues. Since the Reorganization, the Company has had no operations relating to these non-Sagebrush restaurant corporations, except that the Company continues to perform certain accounting services for each of these restaurant corporations in exchange for a fee per restaurant corporation which is presently $500 per four week accounting period. The Company received fees for such accounting services aggregating approximately $80,900 in 1996. Such accounting fees, as well as the operations and accounts of Connor Management attributable to the Sagebrush restaurant business, are included in the Consolidated Financial Statements contained in both the Company's Annual Report on Form 10-K and its Annual Report to Shareholders; Connor Management's other operations with respect to these non-Sagebrush restaurant corporations are not reflected in such Consolidated Financial Statements. Additionally, prior to the Reorganization, certain assets, including certain insurance policies and non-Sagebrush restaurant concepts and related trademarks (none of which are included in the Company's Consolidated Financial Statements), were transferred from Connor Management to a corporation owned by Messrs. Connor and Miller who continue to provide management oversight from time to time with respect to the operations of this corporation. Such corporation has no ongoing relationships with the Company, and Messrs. Connor and Miller do not believe their management oversight of such corporation involves any significant amount of their time or affects the performance of their duties to the Company. The Company does not believe that the interests of Messrs. Connor and Miller in the non-Sagebrush restaurants conflict with the interests of the Company since it does not view these restaurants as direct competitors, and their only relationship with the Company since the Reorganization is the arrangement for the accounting services.

         After completion of the Reorganization, Connor Management continued its Sagebrush-related business as a wholly-owned subsidiary of the Company. In September 1996, Connor Management was liquidated into Sagebrush, Inc. Since Connor Management's accounting personnel became part of the Company, the Company believes that it has not incurred any material incremental personnel costs by providing the accounting services to the non-Sagebrush restaurant corporations and that the fee arrangement for such services, which is terminable at any time by either party, is profitable for the Company. The Company monitors the arrangement and intends to report at least annually to the Board of Directors as to its costs and benefits to the Company. If the arrangement does not appear to be satisfactory from the Company's standpoint, the Board (by action of the directors who have no personal interest in the arrangement) can terminate or seek to renegotiate the arrangement.

         Leases

         The Company's executive offices and 15 of its restaurants are located on properties owned directly or indirectly by certain shareholders of the Company and are leased to operating subsidiaries of the Company. The current terms of these leases expire at various times between April 1997 and September 2004 and the renewal terms of such leases expire from October 1998 to September 2019. The leases relating to four of these restaurant locations were amended as of January 1, 1995 to provide for an additional rental payment to be made based on a percentage of the applicable restaurant's gross sales. Total rent paid by the Company to related parties was $1,133,900 in 1996. Mr. Connor has an ownership interest in all of these affiliated lessors. The 13 lessors in which Mr. Miller has a greater than 10% ownership interest received total rent payments of $1,030,700 in 1996. The three lessors in which Mr. Shubert has a greater than 10% ownership interest received total rent payments of $172,500 in 1996. The three lessors in which Mr. Wilcox has a greater than 10% ownership interest received total rent payments of $285,400 in 1996. The Company believes that the terms of such arrangements are no less favorable to it than those that could have been obtained from unrelated parties on an arms-length basis.

         Insurance

         The Company purchases its insurance coverage from County-Wide Insurance Agency, Inc., a corporation of which Mr. Connor in the majority shareholder. County-Wide Insurance Agency, Inc. received premiums from the Company of approximately $708,800 in 1996 and retained applicable commissions. The Company believes that the terms of such arrangements are no less favorable to it than those that could have been obtained from unrelated parties on an arms-length basis.

         Equipment Purchases

         The Company purchases most of its restaurant furniture and equipment from Denver Equipment, Inc., a corporation in which Mr. Connor has a 10% ownership interest. Denver Equipment, Inc. received payments of approximately $1,083,300 from the Company in 1996. The Company believes that the terms of such arrangements are no less favorable to it than those that could have been obtained from unrelated parties on an arms-length basis.

         Store Decorating

         Shub, Inc., a corporation owned by Mr. Shubert and his wife that does business as "Unique Interiors," decorated certain of the Company's restaurants in 1996 and received payments of approximately $96,500 for these services. The Company believes that the terms of such arrangements are no less favorable to it than those that could have been obtained from unrelated parties on an arms-length basis.

         Related Transactions Policy

         The Company has a policy that all transactions with its affiliates be on terms no less favorable to the Company than could be obtained from unrelated parties, and that all material transactions with its affiliates that are outside the ordinary course of business, if any, be presented for the approval of the Company's disinterested directors (i.e., those directors, if any, having no direct or indirect personal interest in the transaction in question).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Executive officers, Directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 3, 1997, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% shareholders were complied with on a timely basis.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Deloitte & Touche, LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending January 2, 1998. This selection is being presented to the shareholders for their ratification at the Annual Meeting of Shareholders. Deloitte & Touche, LLP audited the Company's financial statements for the fiscal year ended January 3, 1997 and prior years and is considered well qualified.

         Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting of Shareholders with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche, LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending January 2, 1998, and proxies solicited by the Board of Directors will be so voted unless shareholders specify a different choice.

         If the shareholders do not ratify the selection of Deloitte & Touche, LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

SHAREHOLDER PROPOSALS

         Any proposal that a shareholder intends to present for action at the 1998 Annual Meeting of Shareholders, currently scheduled for May 7, 1998, must be received by the Company no later than December 8, 1997, in order for the proposal to be included in the proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders. The proposal should be sent to Secretary, Sagebrush, Inc., 3238 West Main Street, Claremont, North Carolina 28610.

                                                                      Appendix A

                                SAGEBRUSH, INC.                            PROXY
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                     ANNUAL MEETING TO BE HELD MAY 8, 1997

    The undersigned hereby appoints Charles F. Connor, Jr. and L. Dent Miller, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the Common Stock of the undersigned in Sagebrush, Inc. at the Annual Meeting of Shareholders to be held on May 8, 1997, and at any adjournment thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS. The Board of Directors recommends voting FOR each item.

1. ELECTION OF DIRECTORS: Nominees are Charles F. Connor, Jr., L. Dent Miller,
                          Michael A. Shubert, Barry W. Whisnant and C. Kenneth Wilcox.

   [ ] FOR all listed nominees (except do not vote for   [ ] WITHHOLD AUTHORITY to vote for the listed
       the nominee(s) whose name(s) I have written           nominees
       below)

--------------------------------------------------------------------------------

2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                  (Continued and to be signed on the reverse)

                          (Continued from other side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE AND SIGN EXACTLY AS PRINTED BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                              Dated                      , 1997.
                                                    --------------------


                                              ----------------------------------

                                              ----------------------------------

                                              (When signing as attorney,
                                              executor, administrator, trustee,
                                              guardian, etc., give title as
                                              such. If joint account, each joint
                                              owner should sign.)